JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK FUNDS II	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK FUNDS III	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK CURRENT INTEREST
JOHN HANCOCK INVESTMENT TRUST

Supplement dated April 10, 2017 to the current Summary Prospectus, as may be supplemented

Effective immediately, the introductory paragraph to the Shareholder fees and expenses table in the summary prospectus for each series of the trusts listed above with Class A shares is amended to include the following sentence:

Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers).

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.